                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 5, 2003

                              MYMETICS CORPORATION
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                            (State of Incorporation)



             000-25132                                   25-1741849
     (Commission File Number)               (I.R.S. Employer Identification No.)


                               150 CHESTNUT STREET
                         PROVIDENCE, RHODE ISLAND 02903
                    (Address of principal executive offices)

                         706 GIDDINGS AVENUE, SUITE 1 C
                         ANNAPOLIS, MARYLAND 21401-1472
                                (Former Address)

                       50-52 AVENUE DU CHANOINE CARTELLIER
                         69230 SAINT-GENIS LAVAL, FRANCE
                                (Former Address)


                                  401-861-7604
              (Registrant's telephone number, including area code)

ITEM  5. OTHER  EVENTS.

     On May 5, 2003, Dr. Pierre Francois Serres was terminated as our Chief Scientific Officer. On April 22, 2003, our board of directors gave Dr. Serres notice that he was, in various respects, in breach of his employment agreement. Pursuant to the employment agreement, Dr. Serres was given an opportunity to cure such breaches. The breaches were not cured and Dr. Serres' employment with us was terminated effective May 5, 2003. Dr. Serres is still a member of our board of directors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 8, 2003                          MYMETICS CORPORATION


                                            By: /s/ John Musacchio
                                               --------------------
                                               John Musacchio,
                                               Chief Financial Officer,
                                               Secretary and Director